Other Borrowings	12 Months Ended
Dec. 31, 2015
Other Borrowings

Note 13. Other Borrowings

Securities sold under repurchase agreements were $7.2 million and $6.0 million as of December 31, 2015 and December 31, 2014, respectively, and included in liabilities on the consolidated balance sheets. Securities sold under agreements to repurchase are secured transactions with customers, generally mature the day following the day sold and can be changed at the option of the Bank with minimal risk of loss due to fair value. During 2015 and 2014, the average rates of the repurchase agreements were 0.15% and 0.12%, respectively. Unused lines of credit with nonaffiliated banks, excluding FHLB, totaled $21.5 million and $20.3 million as of December 31, 2015 and 2014, respectively. Draws upon these lines have time limits varying from two to four consecutive weeks. The banks providing these lines can change the interest rates on these lines daily. The lines renew annually and are tested periodically each year.